    As filed with the Securities and Exchange Commission on December 21, 1998
                                                               File No. 333-____
                                                               File No. 811-____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                  Pre-Effective Amendment No. ____                           [ ]

                  Post-Effective Amendment No.                               [ ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                  Amendment No.                                              [ ]


                            KELMOORE STRATEGIC TRUST
               (Exact Name of Registrant as Specified on Charter)

                        2471 E. Bayshore Road, Suite 501
                           Palo Alto, California 94303
                    (Address of Principal Executive Offices)

                                 (800) 486-3717
                         (Registrant's Telephone Number)

                            Matthew Kelmon, President
                            Kelmoore Strategic Trust
                        2471 E. Bayshore Road, Suite 501
                           Palo Alto, California 94303
                     (Name and Address of Agent for Service)

Copies to:

Andre W. Brewster, Esq.                       Ms. Sandra L. Adams
Howard Rice Nemerovski Canady Falk & Rabkin   First Data Investor Services Group
Three Embarcadero Center, 7th Floor           3200 Horizon Drive
San Francisco, CA  94111-4065                 King of Prussia, PA  19406-0903


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of Beneficial Interest of the Kelmoore Strategic Trust.

Registrant will file a notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, within ninety days after its fiscal year end.

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that such Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until such Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.


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
[OUTSIDE FRONT COVER]







                                   PROSPECTUS

                             ________________ , 1999



                         KELMOORE STRATEGIC INCOME FUND






                        2471 E. Bayshore Road, Suite 501
                               Palo Alto, CA 94303
                            (800) __________________








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



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CONTENTS

SUMMARY
--------------------------------------------------------------------------------
Important information about the Fund

     What is the Fund?                                                         4
     What is the Fund's Goal?                                                  4
     What are the Fund's Main Strategies?                                      4
     In what type of securities does the Fund Invest?                          4
     What are the Fund's Main Risks?                                           5
     Who may want to invest in the Fund?                                       5
     Risk/Return Bar Chart and Table                                           5

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
What are the Fees and Expenses of the Fund?

     Shareholder Fees                                                          6
     Annual Fund Operating Expenses                                            6
     Example                                                                   6

MAIN STRATEGIES                                                                6
--------------------------------------------------------------------------------
MAIN RISKS                                                                     7
--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
Information on Kelmoore Investment Company, Inc., the Fund's investment adviser.

     Investment Adviser                                                        8
     Portfolio Manager                                                         8
     Distribution Plan                                                         8

YOUR INVESTMENT
--------------------------------------------------------------------------------
Information for managing your fund account

     How to Buy Shares                                                         9
     How to Sell Shares                                                       10
     Transaction Policies                                                     11

SHAREHOLDER SERVICES                                                          12
--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES                                                       13
--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------
     Shareholder Reports                                              Back Cover
     Statement of Additional Information                              Back Cover


                                                                               3
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                         KELMOORE STRATEGIC INCOME FUND

                                     SUMMARY

WHAT IS THE FUND?

Kelmoore Strategic Income Fund (the "Fund") is a diversified series of Kelmoore Strategic Trust, an open-end management investment company, commonly known as a mutual fund.

WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide a high level of current income. The cash flow generated is available to you either as a distribution or for reinvestment. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT ARE THE FUND'S MAIN STRATEGIES?

The Fund attempts to achieve its goal by purchasing a limited number of large company stocks and selling or "writing" the related call options against such stocks. The call options are considered "covered" because the Fund owns the stock against which the options are written. This strategy attempts to generate income from the premiums paid for the covered call options written by the Fund. The Fund may also generate premium income by writing secured put options to acquire portfolio securities.

IN WHAT TYPES OF SECURITIES DOES THE FUND INVEST?

The Fund will typically hold no more than forty stocks, though this number may fluctuate at the discretion of Kelmoore Investment Company (the "Adviser"). The issuers of stocks selected for investment by the Fund will tend to have most of the following characteristics:

-     Considered to be industry leaders
-     Have strong financial fundamentals
-     Are widely-held and have a high daily trading volume
-     Are multi-national corporations

The stocks selected will also usually fall into one of the following industry sectors:

SECTOR                                 EXAMPLES
----------------------------           -----------------------------------------
-     Advanced Manufacturing           Boeing, General Motors, Kodak
-     Consumer Goods                   Gillette, Home Depot, Merck
-     Finance                          Allstate, American Express, Merrill-Lynch
-     Resources                        Amoco, Exxon, Mobil
-     Technology                       Hewlett-Packard, IBM, Intel, Microsoft,

WHAT ARE THE FUND'S MAIN RISKS?

As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid and you sell your shares, you will lose money. The principal risks associated with an investment in the Fund include:

Risks of investing in stocks:

- stock market risk, or the risk that the price of the securities owned by the Fund will rise or fall due to changing economic, political or market conditions

- selection risk, or the risk that the stocks selected by the Fund will underperform the stock market as a whole or certain sectors of the stock market

Risks of covered call options:

-     risk of limiting gains on stocks in a rising market

-     risk of unanticipated exercise of the option

Risks of secured put options:

-     risk of loss if the value of the underlying stock declines


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-     the gain on a put option is limited to interest earned on its liquid assets secured in a segregated account plus the premium received for selling the put option

WHO MAY WANT TO INVEST IN THE FUND?

The Fund may be appropriate for you if you:

- are seeking current income and are willing to assume more risk to increase the level of income

- can accept the risks of investing in a portfolio of common stocks and their related options

- are seeking a disciplined and continual reinvestment of income generated from writing options

-     can tolerate performance which can vary substantially from year to year

-     are prepared to receive taxable distributions of income

- have a longer-term investment horizon and do not seek short term capital gains

YOU SHOULD NOT INVEST IN THIS FUND IF YOU ARE SEEKING CAPITAL APPRECIATION OR PREDICTABLE LEVELS OF INCOME OR ARE INVESTING FOR A SHORT PERIOD OF TIME.

RISK/RETURN BAR CHART AND TABLE

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in a mutual fund. Performance demonstrates how a mutual fund's returns have varied over time. The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a Bar Chart and Performance Table will be included in the prospectus. The Fund's annual returns will also be compared to the returns of a benchmark index.


                          FEES AND EXPENSES OF THE FUND

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(fees paid directly from your investment):

Maximum Sales Charge (Load) imposed on Purchases .........................None
Maximum Deferred Sales Charge (Load)......................................None
Maximum Sales Charge (Load) imposed on Reinvested Dividends ..............None
Redemption Fees (as a percentage of amount redeemed)......................0.50%*

* If you wish to redeem your shares at any time during the month except the five business days immediately following the third Friday of the month, a redemption fee of 0.50% will be deducted from your redemption proceeds. See "Transaction Policies - Redemption Fee."

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees .........................................................1.25%
Distribution (12b-1) Fees................................................0.30
Other Expenses...........................................................0.53*
                                                                         ----
Total Annual Fund Operating Expenses.....................................2.08%**
                                                                         ====

* "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

** The Adviser has voluntarily undertaken to waive all or a portion of its fees and to reimburse certain expenses of the Fund so that the total operating expenses for the first year of operations will not exceed 2.00%. The Adviser reserves the right to terminate this undertaking at any time, in its sole discretion. Any waiver or reimbursement by the Adviser is


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subject to reimbursement by the Fund within the following three years, to the extent such reimbursement by the Fund would not cause total operating expenses to exceed any current expense limitation.

EXAMPLE

THIS EXAMPLE IS DESIGNED SO THAT YOU MAY COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT:

-     YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED;

-     YOU REDEEM ALL OF YOUR SHARES AT THE END OF THE TIME PERIODS;

-     YOUR INVESTMENT HAS A HYPOTHETICAL 5% RETURN EACH YEAR;

-     ALL DISTRIBUTIONS ARE REINVESTED; AND

-     THE FUND'S OPERATING EXPENSES REMAIN THE SAME.

ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE (IF YOU REDEEM YOUR SHARES OTHER THAN DURING THE FIVE BUSINESS DAYS IMMEDIATELY FOLLOWING THE THIRD FRIDAY OF ANY CALENDAR MONTH):

                       1 YEAR                     3 YEARS
                       ------                     -------
                        $255                       $682

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES (OR IF YOU REDEEM YOUR SHARES DURING THE FIVE BUSINESS DAYS IMMEDIATELY FOLLOWING THE THIRD FRIDAY OF ANY CALENDAR MONTH), YOUR COSTS WOULD BE:

                       1 YEAR                     3 YEARS
                       ------                     -------
                        $203                       $627


                                 MAIN STRATEGIES

The Fund attempts to achieve its goal of earning a high level of current income by investing in approximately forty large company stocks and selling covered call options against these stocks.

COVERED CALL OPTIONS

The fundamentals of selling covered call options are as follows:

The Fund Sells the Option

Selling a call option is selling the right to an option buyer to purchase a specified number of shares (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date. The call option is covered because the Fund owns the stock on which the option is based. This eliminates the risk associated with selling uncovered options.

The Fund Collects a Premium

For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer, regardless of what happens to the stock price.

If the Option is Exercised

The buyer of the option may elect to purchase the stock (exercise, or "call", the option) at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised on the expiration date if the market price of the stock exceeds the exercise price. If the exercise price is higher than the price the Fund originally paid to purchase the stock, the Fund will realize a gain on the sale of the stock; if the exercise price is lower, the Fund will realize a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.


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If the Option Expires Unexercised

If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund can then sell new call options against those same shares of stock. Often, new call options are sold repeatedly until: a) an option is exercised, b) the Fund believes the stock no longer meets the investment criteria of the Fund and sells the stock, or c) the Fund liquidates the stock for cash.

Other Features

The Fund may sell covered call options without limitation and will not sell uncovered call options. The call options written by the Fund are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation. If a dividend is declared on stock underlying a call option written by the Fund while the stock is owned by the Fund, the dividend is paid to the Fund.

SECURED PUT OPTIONS

The Fund may also generate premium income by writing secured put options on stocks it seeks to obtain. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Fund may sell secured put options without limitation and will not sell unsecured put options. The Fund will only write secured put options in circumstances where it has made an investment decision that it desires to acquire the security underlying the option at the exercise price specified in the option. The Fund may acquire its initial portfolio of stocks largely through the sale of secured put options. Thereafter, the use of secured put options by the Fund should decline. Put options written by the Fund are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation.

TEMPORARY DEFENSIVE POSITION

The Fund may, from time to time, take a temporary defensive position that is inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it may not achieve its stated investment objective. A principal defensive investment position would be the purchase of cash equivalents.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including money market mutual funds. In making such investments, the Fund seeks to acquire interests in portfolios of securities that are more diversified or with more specialized characteristics than in those that could be efficiently acquired directly by the Fund. By investing in shares of other investment companies, the Fund indirectly pays a portion of the operating expenses and brokerage costs of such companies as well as its own operating expenses.



                                   MAIN RISKS

INVESTING IN CORPORATE SECURITIES

Investing in corporate securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which the Fund invests, and therefore the Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund which invests in corporate securities, there is also the risk that the securities selected by the Fund will underperform the stock market or certain sectors of the market.

WRITING COVERED CALL OPTIONS

When the Fund writes covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below its prevailing market price. The purchaser of the call option may exercise the call at any time during the exercise period. Alternatively, if the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it wrote the option.


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WRITING SECURED PUT OPTIONS

When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could be required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. While the Fund's gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks the entire loss in value of the stock, potentially to zero.

BROKERAGE COMMISSIONS

It is anticipated that the Fund will place substantially all of its transactions, both in stocks and options, with the Adviser in its capacity as a broker-dealer. As the level of option writing increases, the level of commissions paid by the Fund to the Adviser increases. Because the Adviser receives compensation based on the amount of transactions completed, there is an incentive on the part of the Adviser to effect as many transactions as possible. While the Fund does not intend to trade the stocks in its portfolio actively, it is in the interest of the Fund to write as many options as possible, thereby maximizing the premiums it receives. In practice, the number of options written at any time will be limited to the value of the stocks and other assets in the Fund's portfolio used to cover or secure those options. Brokerage commissions are often greater in relation to options premiums than in relation to the price of the underlying stocks.

TAX CONSEQUENCES

The Fund expects to generate a high level of premium income. This income will usually be taxable as ordinary income to the investor. In addition, because the Fund will have no control over the exercise of options, if may be forced to realize short or long term capital gains at inopportune times.

LACK OF OPERATING HISTORY

The Fund has no operating history. In addition, the Adviser has not previously acted as an investment adviser for a mutual fund, although it has managed assets for individuals, trusts, corporations, institutions and private investment funds since 1992 using the same investment strategy as that used by the Fund.

YEAR 2000 ISSUES

Like all mutual funds, the Fund's operations depend heavily on the functioning of computer systems, including those used by its advisor, custodian, fund accounting agent, and transfer agent. The failure of these computer systems to properly process data containing dates occurring after December 31, 1999 (the "Year 2000 problem") could adversely affect the Fund. While the Fund's adviser and other service providers have advised the Fund that they are taking steps they believe are reasonably designed to address the Year 2000 problem, there is no assurance that the steps will be sufficient. In addition, there is no assurance that the Year 2000 problem will not have an adverse effect on the companies whose securities are held by the Fund.


                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Kelmoore Investment Company, Inc. serves as the investment adviser to the Fund and is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio and for the management of the Fund's business affairs. The Adviser is a registered investment adviser and broker-dealer that was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Adviser offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds using the same investment strategy that the Fund employs. The Adviser has not previously advised or managed a mutual fund. The Adviser's principal address is 2471 E. Bayshore Road, Suite 501, Palo Alto, California 94303.

Under the terms of the investment advisory agreement between the Adviser and the Fund, the Adviser is responsible for formulating the Fund's investment program, subject to the Fund's investment policies and limitations. The Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the management fees paid by many other mutual funds.


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
PORTFOLIO MANAGER

The primary portfolio manager for the Fund is Matthew Kelmon. Mr. Kelmon has been Vice President of Trading for the Adviser from 1994 to present. Mr. Kelmon manages the day-to-day trading activities of the investment adviser and is responsible for designing and implementing the in-house software system used in the day-to-day investment process. Mr. Kelmon also heads up the equity selection committee of the Adviser. Previously, Mr. Kelmon was a bond trader with M.L. Stern & Co., Inc., located in San Diego, California, from 1993 to 1994.

DISTRIBUTION PLAN

The Fund has adopted a plan under rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The distribution plan permits the Fund to pay the Adviser, as principal distributor, a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets.


                                 YOUR INVESTMENT

                                HOW TO BUY SHARES

You can purchase shares of the Fund through broker-dealers or directly through the Adviser. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates will be issued in connection with the purchase of Fund shares.

PURCHASE AMOUNTS

      MINIMUM INITIAL INVESTMENT:           $25,000

      MINIMUM ADDITIONAL INVESTMENTS:       $ 5,000


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
                    TO OPEN AN ACCOUNT                                         TO ADD TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------
BY MAIL                                                      BY MAIL
------------------------------------------------------------------------------------------------------------------
Complete the application.                                    Fill out an investment slip from a previous
                                                             confirmation and write your account number on your
Mail the application and your check to:                      check.  Mail the slip and your check to:
      First Data Investor Services Group
      3200 Horizon Drive                                           First Data Investor Services Group
      P.O. Box  61503                                              P.O. Box  412797
      King of Prussia, PA  19406-0903                              Kansas City, Missouri  64141-2797

Please make check payable to "Kelmoore Strategic Income      Please make check payable to "Kelmoore Strategic
Fund."                                                       Income Fund."

PLEASE MAKE SURE YOUR CHECK IS FOR AT LEAST $25,000.         PLEASE MAKE SURE YOUR ADDITIONAL INVESTMENT IS FOR AT
                                                             LEAST $5,000.

------------------------------------------------------------------------------------------------------------------
BY WIRE                                                      BY WIRE
------------------------------------------------------------------------------------------------------------------
To make a same-day wire investment, call (800)               Call (800) ________. The wire must be received by
________ by 4:00 p.m. Eastern time. An account               4:00 p.m. Eastern time for same day processing.
number will be assigned to you.
                                                             Follow the instructions under TO OPEN AN ACCOUNT - By
Call your bank with instructions to transmit funds to:       Wire.
         UMB Bank, NA, ABA #10-10-00695
         For:  First Data Investor Services Group            Your bank may charge a wire fee.
         Account #98-7037-071-9                              (PLEASE MAKE SURE YOUR WIRE IS FOR AT LEAST $5,000.)
         Fund - Kelmoore Strategic Income Fund
         Name(s) of account registration

Your bank may charge a wire fee.
(PLEASE MAKE SURE YOUR WIRE IS FOR AT LEAST $25,000.)

Mail your completed application to First Data Investor
Services Group at the address above.
------------------------------------------------------------------------------------------------------------------


PURCHASE PRICE

You pay no sales charge to invest in the Fund. Shares of the Fund are sold at the net asset value per share (NAV) next determined after receipt of the request in good order by First Data Investor Services Group ("Investor Services Group"). The NAV multiplied by the number of Fund shares you own equals the value of your investment.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to:

-     reject any purchase order

-     suspend the offering of shares

-     vary the initial and subsequent investment minimums

-     waive the minimum investment requirement for any investor


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                               HOW TO SELL SHARES

GENERAL

You may "redeem", that is, sell your shares on any day the New York Stock Exchange is open, either directly through the Adviser or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by Investor Services Group. A redemption fee of 0.50% will be deducted from your redemption proceeds if you redeem your shares at any time other than the five business days immediately following the third Friday of every month. See "Transaction Policies - Redemption Fee."

BY MAIL

Write a letter of instruction that includes:

- The Fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

-     Include all signatures and any additional documents that may be required.

-     Mail your request to:

                  First Data Investor Services Group
                  P.O. Box 61503
                  King of Prussia, PA 19406-0903

- A check will be mailed to the name(s) and address in which the account is registered within seven days.

BY TELEPHONE

Call (800) _________ . Telephone redemptions will not be available for amounts less than $_______. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the form. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent request in writing to add this service to your account. The Fund and Investor Services Group reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. Investor Services Group has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or Investor Services Group. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.

BY WIRE

In the case of redemption proceeds that are wired to a bank, the Fund will transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your signature-guaranteed letter of instruction. The Fund and Investor Services Group will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so.

SELLING RECENTLY PURCHASED SHARES

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear.


                              TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS

All requests received in good order by Investor Services Group before the close of the New York Stock Exchange, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day's NAV. Orders received after the close of the New York Stock Exchange will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

STOCK EXCHANGE CLOSINGS

The New York Stock Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DETERMINATION OF NAV

The NAV for the Fund is calculated at the close of regular trading hours of the New York Stock Exchange, which is normally 4:00 p.m. Eastern time. The Fund calculates NAV by adding up the total value of the Fund's investments and other assets, subtracting liabilities, and then dividing that figure by the number of the Fund's outstanding shares. The Fund's investments are valued based on market value, or where market quotations are not readily available on fair value as determined in good faith by the Fund's Trustees.

INVESTMENTS THROUGH NOMINEES

If you invest through a nominee, such as a broker-dealer or financial advisor (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged fees if you purchase or redeem shares of the Fund through the Fund's principal distributor.

REDEMPTION FEE

A redemption fee of 0.50% will be deducted from your redemption proceeds if you redeem your shares at any time other than the five business days immediately following the third Friday of the month. The Fund will process your redemption requests without imposing a 0.50% redemption fee if you redeem your shares during these five business days. The expiration of options occurs on the third Friday of every month. The redemption fee of 0.50% is used to offset any losses incurred by the Fund for closing out options before the expiration date in order to process redemptions.

REDEMPTION POLICIES

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds. The Fund reserves the right to reject any third party check. The Fund reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect fund operations. Large redemptions are considered to exceed $250,000 or 1% of the Fund's assets.

ACCOUNT MINIMUM

You must keep at least $10,000 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $10,000 we may redeem your shares and send you a check for the redemption proceeds.

SIGNATURE GUARANTEES

The Fund may require additional documentation, or signature guarantees on any redemption over $10,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Please call (800) ________ for information on obtaining a signature guarantee.

OTHER DOCUMENTS

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Investor Services Group toll-free at (800) ___________.

                              SHAREHOLDER SERVICES

TELEPHONE INFORMATION

-     Your Account:     If you have questions about your account, including
                        purchases, redemptions and distributions, call Investor
                        Services Group from Monday through Friday, 9:00 a.m. to
                        7:00 p.m., Eastern time. Call toll-free (800)
                        ____________.

-     The Fund:         If you have questions about the Fund, call the Fund's
                        telephone representatives Monday through Friday, 9:00
                        a.m. to 5:00 p.m., Eastern time. Call toll-free (800)
                        _____________.

ACCOUNT STATEMENTS
The Fund provides you with these helpful services and information about your account:

X     a statement after every transaction;

X     an annual account statement reflecting all transactions for the year;

X tax information which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and

X financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts. Investor Services Group currently charges $10 for duplication of each year of historical account activity records, with a maximum fee of $100.

INTEGRATED VOICE RESPONSE SYSTEM

You may obtain access to account information by calling (800) ________. The system provides share price and price change information for the Fund and gives account balances and information on the most recent transactions and allows sales of shares.

SYSTEMATIC WITHDRAWAL PLAN

Once you have established an account with $25,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call 800 ___________ to request a form to start the Systematic Withdrawal Plan.

RETIREMENT PLANS

Shares of the Fund are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling (800) _____________.


                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund passes along to your account your share of investment earnings in the form of dividends and distributions. The Fund's distributions may consist of premiums from put and call options written by the Fund, interest on debt instruments, dividends from stock, net gains from closing purchase and sale transactions in options, and net gains from sales of portfolio securities. The Fund will distribute at least annually any net capital gains obtained through Fund investment transactions. Premiums, interest and dividend payments will normally be distributed as income dividends on a quarterly basis.

Unless you elect otherwise, all dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions the Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify Investor Services Group in writing at least fifteen days prior to the applicable dividend record date.

TAXES

The Fund intends to qualify as a regulated investment company. This status exempts the Fund from paying federal income tax on the income or capital gains it distributes to its shareholders.

Your investment in the Fund will be subject to the following tax consequences:

- Dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income

- Distributions from capital gains are taxable as capital gain, which may be taxed at different rates depending on the length of time the Fund held those assets

-     Dividends and distributions may also be subject to state and local taxes

- Certain dividends paid to you in January will be taxable as if they had been paid the previous December

If you purchase shares shortly before a record date for a dividend or distribution, a portion of your investment will be returned as a taxable distribution.

Due to the nature of the Fund's principal investment strategy, the Fund anticipates that a majority of its distributions will be in the form of ordinary income.

The Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the Fund has written lapses unexercised, because the Fund would retain the premium.

You must provide the Fund with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Fund by law may withhold 31% of your taxable distributions and redemptions.

After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of the Fund's dividends and other distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

You should consult your tax advisor concerning state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

[OUTSIDE BACK COVER]

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

First Data Investor Services Group, Inc.
3200 Horizon Drive
King of Prussia, PA 19406
(800) _______

CUSTODIAN

The Bank of New York
48 Wall Street
New York, NY  10286

COUNSEL

Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation Three Embarcadero Center
Seventh Floor
San Francisco, CA  94111-4065

INDEPENDENT ACCOUNTANTS





ADDITIONAL INFORMATION

Shareholder Reports:

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year will be included.

Statement of Additional Information (SAI):

The SAI contains additional information about the Fund. It is incorporated by reference into this prospectus.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Fund, please write or call:

                        Kelmoore Investment Company, Inc.
                        2471 E. Bayshore Road, Suite 501
                        Palo Alto, CA  94303
                        (800) _________


Information about the Fund (including the SAI) may be obtained in person at the SEC's Public Reference Room in Washington, DC. Call (800) SEC-0330 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Room, Washington, DC 20549-6009. You may also visit the SEC's Internet site (www.sec.gov) to view reports and other information about the Fund.


SEC file #811-________

                       STATEMENT OF ADDITIONAL INFORMATION




                            KELMOORE STRATEGIC TRUST


                         KELMOORE STRATEGIC INCOME FUND

                               ____________, 1999


                                  Distributor:
                        Kelmoore Investment Company, Inc.
                             2471 East Bayshore Road
                                    Suite 501
                               Palo Alto, CA 94303
                           (800) ____________________




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated __________, 1999. The information in this Statement of Additional Information expands on information contained in the Prospectus. The Prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the phone number or address above.

                                TABLE OF CONTENTS


                                                                            PAGE

Kelmoore Strategic Income Fund..............................................   1

Investment Strategies and Related Risks ....................................   1

Investment Restrictions ....................................................   4

Portfolio Turnover..........................................................   5

Management of the Fund......................................................   5

      Board of Trustees.....................................................   5

      Investment Adviser....................................................   6

Other Services..............................................................   6

Purchases and Redemptions ..................................................   8

Valuation ..................................................................   9

Taxes.......................................................................   9

Brokerage ..................................................................  11

Shares of Beneficial Interest...............................................  12

Calculation of Performance .................................................  12

Financial Statements .......................................................  14

                         KELMOORE STRATEGIC INCOME FUND

Kelmoore Strategic Income Fund (the "Fund") is a diversified series of Kelmoore Strategic Trust (the "Trust"), a Delaware business trust organized on December 1, 1998 as an open-end management investment company.

                     INVESTMENT STRATEGIES AND RELATED RISKS

The following describes certain attributes of particular types of securities in which the Fund invests and supplements and should be read in conjunction with sections of the Prospectus entitled "The Fund", "Main Strategies" and "Main Risks."

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by not only general market risk but specific corporate risks as well.

Options on Securities. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of Kelmoore Investment Company, Inc. (the "Adviser") to predict future price fluctuations.

The Fund may write (sell) call and put options on any securities in which it may invest. These options will be listed on securities exchanges. Exchange-traded options in the United States are issued by the Options Clearing Corporation, a clearing organization affiliated with the exchanges on which options are listed. The Options Clearing Corporation, in effect, gives its guarantee to every exchange-traded option transaction.

By writing covered call options, the Fund will receive a premium which the Fund considers income. The Fund may also write secured put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. The premium the Fund receives for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

All call and put options written by the Fund are covered. A written call option is typically covered by maintaining the securities subject to the option in a segregated account. A written call option may also be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

Put options written by the Fund will typically be secured by maintaining liquid assets in an amount equal to not less than the exercise price of the put option in a segregated account. Written put options may also be secured by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

The obligation of a covered put option writer is terminated either upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

Additional Risks Associated with Options Transactions. There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity or order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

The writer of an option lacks the ability to control when an option will be exercised. Although the Fund will generally only write options whose expiration dates are between one and nine months from the date the option is written, it is still difficult for the Fund to adequately time the receipt of exercise notices. This prevents the Fund from receiving income on a scheduled basis and may inhibit the Fund from fully utilizing other investment opportunities.

Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums the Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered) which may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and other clients advised by the Adviser may constitute such a group. These position limits may limit the number of options the Fund may write on a particular security. An exchange may also order the liquidation of positions found to be above such limits or impose other sanctions.

Repurchase Agreements. The Fund may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral is below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian at least equal to the market value of the securities subject to the repurchase agreement plus any accrued interest.

Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances, and repurchase agreements.

Other Investments. Subject to prior disclosure to shareholders, the Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.


                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions The following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of such Fund's outstanding shares.

1. The Fund may not purchase securities that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered members of any industry.

2. The Fund may not borrow money or issue senior securities, except to the extent provided by the 1940 Act.

3. The Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

4. The Fund may not purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

5.    The Fund may not invest in commodities or commodity futures contracts.

6. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 when selling portfolio securities.

7. The Fund, with respect to 75% of its total assets, will not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (2) securities of other investment companies.

Non-Fundamental Investment Restrictions The following restrictions are imposed by management of the Fund and may be modified by the Trustees without shareholder approval.

1. The Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which the Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

2. The Fund may not invest in a company for the purpose of exercising control or management of the company.

3. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.

4. The Fund may not invest its assets in securities of any other investment company, except as permitted by the 1940 Act. Under the 1940 Act, the Fund may acquire securities of other investment companies if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets of any one investment company, or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.


Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of the investment.


                               PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund whose durations are less than one year.

Under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. This would be the case, for example, if the Fund writes a substantial number of call options and the market prices of the underlying securities appreciates, causing the options to be exercised. The Fund may also engage in short-term trading (purchase and sale of security in a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. Although the Fund's annual turnover rate cannot be accurately predicted, it is estimated this rate will not exceed approximately 100% for the current fiscal year assuming normal market conditions. A 100% annual turnover rate would occur if all of the Fund's securities were replaced one time during a one-year period.

High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Fund's shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Adviser takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.


                             MANAGEMENT OF THE FUND

Trustees and Officers. The operations of the Fund are conducted under the direction of the Trustees. The Trustees establish the Fund's policies and oversee the management of the Fund. The Trustees meet regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund.

The Trustees and officers of the Fund and their principal occupations during the past five years are set forth below.

                                  POSITION WITH
NAME, ADDRESS AND AGE             THE FUND         PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
William H. Barnes, Age ___        Director         President, Barnes, Stork & Associates, a registered
932-A Santa Cruz Avenue                            investment advisor from 19__ to present. Formerly
Menlo Park, CA  94025                              President of National Transceiver Company from 19__
                                                   to 19__; Director of Data Processing for Pacific
                                                   Telephone Company from 19__ to 19__; Consultant with
                                                   Deloitte, Haskins & Sells, Certified Public Accountants
                                                   from 19_ to 19__; and Director of Financial Planning,
                                                   Fields, Grant & Company from 19__ to 19__. Mr. Barnes
                                                   is past President, Board of Trustees, Menlo Park City
                                                   School District where he currently serves on the
                                                   foundation investment committee. Mr. Barnes serves on
                                                   the Board of Trustees

                                                   of the Church of the Pioneers Foundation where he heads
                                                   the Investment Committee, and he is an Elder of the Menlo
                                                   Park Presbyterian Church. He is past president and a
                                                   member of the Financial Planning Forum. He is the President and Board Chairman of the Trinity Guardian Foundation. He
                                                   is also a board member of the Carmel Public Library
                                                   Foundation. Mr. Barnes received his undergraduate degree
                                                   from Northwestern University and his MBA from Stanford
                                                   University Graduate School of Business.

Wayne E. Edgerton, Age 56         Director         Retired; Executive Vice President/Partner of Mid-Continent
13682 Lakeshore Drive                              Bottlers, Inc., a manufacturer and distributor of national
Clive, Iowa  50325                                 brand soft drinks, from 1975 through 1997. Mr. Edgerton
                                                   held Various positions throughout his career with
                                                   Mid-Continent including Director of Information Services
                                                   for all 7-Up Company bottling plants throughout the United
                                                   States and Canada. He then became Vice President of
                                                   Administration/Partner in 1986 until 1995 when he assumed
                                                   the position of Executive Vice President/Partner. Mr.
                                                   Edgerton attended Fort Dodge Area College and graduate from the Electronic Computer Programming Institute.

Richard D. Stanley, Age 66        Director*        Consultant for Kelmoore Investment Company, Inc. from
2471 E. Bayshore Road, Suite 501                   1994 to present; President of Naranja, Inc., Santa Clara,
Palo Alto, California  94303                       California, from 1994 to present. Previously, he was a Broker
                                                   Associate for Gibson Properties, Better Homes & Gardens,
                                                   Santa Jose, California, from 1989 to 1994 and President of
                                                   Sierra Chaparral Corporation, San Jose, California, from
                                                   1988 to 1989.  Mr. Stanley received his undergraduate
                                                   degree from the University of California, Santa Barbara,
                                                   California and his MBA from Pepperdine University, Malibu,
                                                   California.

Matthew Kelmon, Age 30            Director* and    Vice President of Trading for Kelmoore Investment Company
2471 E. Bayshore Road, Suite 501  President        from 1994 to the present. Previously, Mr. Kelmon was an
Palo Alto, California  94303                       Account Executive with M.L. Stearn & Co., Inc., a bond
                                                   dealer located in San Diego, California, from 1993 to 1994.
                                                   Mr. Kelmon received his undergraduate degree from the
                                                   University of Arizona, Tuscon, Arizona.


An asterisk indicates a Trustee who may be deemed to be an "interested person" of the Fund (as that term is defined in the 1940 Act.)

Members of the Audit Committee of the Trustees are indicated with a "1" next to their name. The Audit Committee members make recommendations to the Trustees regarding the selection of auditors and confer with the auditors regarding the scope and results of the audit.

Members of the Nominating Committee of the Trustees are indicated with a "2" next to their name. The Nominating Committee of the Trustees is responsible for the selection and nomination of disinterested Trustees.

Each Trustee of the Fund who is not an "interested person" of the Fund, as defined in the 1940 Act, receives an annual retainer of ____ per year plus an attendance fee of $____ for each meeting of the Trustees or standing committee thereof attended and reimbursement for expenses. The following table sets forth the compensation expected to be paid by the Trust to the Trustees during the Fund's fiscal year ending December 31, 1999.


                         AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM THE
NAME OF TRUSTEE           FROM THE TRUST TRUST            PAID TO TRUSTEE


                           [TO BE ADDED BY AMENDMENT]


The Trustees and officers affiliated with the Adviser are not compensated by the Trust for their services. The Fund does not have any retirement plan for its Trustees.

Investment Adviser. The Fund has employed Kelmoore Investment Company, Inc. as its investment adviser. As of September 30, 1998, the Adviser managed approximately $85 million of assets. Through his ownership of more than 25% of the outstanding shares of the Adviser, Ralph M. Kelmon, Jr. is considered to control the Adviser.

In addition to managing the Fund's investments consistent with its investment objectives and limitations, the Adviser makes recommendations with respect to other aspects and affairs of the Fund. The Adviser also furnishes the Fund with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Fund are borne by the Fund. Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgement or mistake of fact or law or for any loss by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory services and assuming certain Fund expenses, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. For the Fund's initial fiscal year ending December 31, 1999, the Adviser has voluntarily agreed to waive its fees and reimburse expenses so that the Fund's annual operating expenses will not exceed 2.00%. The Adviser may terminate this waiver at any time.

The Investment Advisory Agreement was approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund on ________ 1999 and by the initial shareholder of the Fund on ________, 1999. The Investment Advisory Agreement is for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by either the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party to the Investment Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without penalty by the Trustees, by votes of the shareholders or by the Adviser, upon sixty days' written notice. The Investment Advisory Agreement terminates automatically if assigned.

Expenses. The Fund pays all expenses not assumed by the Adviser, including, but not limited to: Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, registration and notification of shares for sale with the SEC and various state securities commissions, taxes, cost of insurance, fees of the Fund's administrator, transfer agent or other service providers, costs of obtaining quotations of portfolio securities and the pricing of Fund shares.


                                 OTHER SERVICES

The Distributor. Kelmoore Investment Company, Inc., 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303, (the "Distributor") is the primary and exclusive distributor of the Fund's shares, which are offered on a continuous basis. The Distributor serves on a best efforts basis pursuant to a Distribution Agreement with the Fund. The Distribution

Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not interested persons of the Fund, parties to the Distribution Agreement or interested persons of parties to the Distribution Agreement. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it receives in accordance with the Rule 12b-1 Plan, described below.

Shares of the Fund may also be sold by selected broker-dealers which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined. The Distributor may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation is calculated as a percentage of Fund shares sold by the firm.

Distribution Plan. The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act for the Fund (the "Plan"). The Plan permits the Fund to pay the Distributor for its services related to sales and distribution of shares and provision of ongoing services to Fund shareholders. Under the Plan, the fees may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The principal activities for which such compensation may be used includes, but is not limited to: compensation to persons who engage in or support distribution and redemption of Fund shares; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; allowances to other broker-dealers; overhead, travel and telephone expenses. A report of the amounts expended under the Plan is submitted for review and approval by the Trustees each quarter.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Trustee who is not an interested person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, the Plan may be amended by the Trustees.

Although there is no obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference is "profit" to the Distributor for that year.

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefit to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives.

Transfer Agent. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, which has its principal business address at 4400 Computer Drive, Westborough, MA 01581, provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, Investor Services Group maintains records pertaining to the sale, redemption, and transfer of Fund shares and will distribute the Fund's cash dividends to shareholders.

Administrative Services. Investor Services Group also serves as the administrator for the Fund. The services include the day-to-day administration of matters necessary to the Fund's operations, maintenance of its records and the books of the Fund, preparation of reports, and compliance monitoring of its activities. For providing administrative services to the Fund, Investor Services Group receives from the Fund a fee, computed daily and paid monthly, at the annual rate of 0.15% of the first $50 million of average daily net assets of the Fund, 0.10% of the next $50 million of average daily net assets, and 0.05% of average daily net assets over $100 million (with a minimum annual fee of $55,000).

Accounting Services. Investor Services Group also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Fund's net asset value in accordance with the provisions of the Fund's current Prospectus and prepares for Fund approval and use various government reports, tax returns, and proxy materials.

Custodian. The Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the Fund's assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York (i) maintains a separate account or accounts in the name of the Fund (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and make disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities and (v) makes periodic reports to the Trustees concerning the Fund's operations.

Independent Accountants. The accounting firm of ______________________________ ____________ has been designated as independent accountants for the Fund.
_____________________________ performs annual audits of the Fund and is periodically called upon to provide accounting and tax advice.

Legal Counsel. Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, Three Embarcadero Center, Seventh Floor, San Francisco, CA 94111-4065 serves as the legal counsel for the Trust.


                            PURCHASES AND REDEMPTIONS

Redemptions in Kind. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. If the recipient sold such securities, a brokerage charge might be incurred.

Telephone Instructions Neither the Fund nor Investor Services Group will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, Investor Services Group will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. All telephone conversations with Investor Services Group will be recorded.

Systematic Withdrawal Plan. Shareholders who own $25,000 or more of Fund shares, valued at the Fund's current net asset value, and who wish to receive periodic payments from their account(s) may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. Participants in this plan will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal amount is $100. This amount may be changed at any time. Dividends and capital gains distributions on the Fund's shares in the Systematic Withdrawal Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares owned by the planholder. The redemption of shares will result in a gain or loss that is reportable by the planholder on its income tax return, if the planholder is a taxable entity.

Redemptions required for payments may reduce or use up the planholder's investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Systematic Withdrawal Plan payments cannot be considered as yield or income on the investment.

Investor Services Group, as agent for the planholder, may charge for services rendered to planholders. No such charge is currently assessed, but such a charge may be instituted by Investor Services Group upon written notice to planholders. The plan may be terminated at any time without penalty upon written notice by the planholders, the Fund, or Investor Services Group.


                                    VALUATION

The Fund's securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trustees. Equity securities traded on an exchange or on the NASDAQ

National Market system, will be valued at the closing price. Equity securities which are traded in the over-the-counter market only, but which are not included in the NASDAQ National Market System, will be valued at the mean between the last preceding bid and asked prices. Valuations may also be obtained from independent pricing services approved by the Trustees when such prices are believed to reflect fair market value.

When the Fund writes a put or call option, it records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.


                                      TAXES

Below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). If the Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed to shareholders. The Fund intends to distribute substantially all of such income.

Amounts not distributed in accordance with certain requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to avoid application of the excise tax.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Options. Premiums from expired options written by the Fund and net gains, if any, from closing purchase transactions are treated as short-term capital gains for federal income tax purposes.

When the Fund writes an option, an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes, except that a short-term loss realized when the Fund closes certain covered call options whose underlying security is trading above the exercise price of the option will be converted to a long-term capital loss if the hypothetical sale of the underlying security on the date of such transaction would have given rise to a long-term capital gain. If a call option which the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

Sixty percent of any net gain or loss recognized on such deemed closings, as well as 60% of the gain or loss with respect to such options on any actual closing transactions or exercises will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Also, 60% of the gain on the expiration of any such option on its stipulated expiration date will be treated as long-term capital gain, and the balance as short-term capital gain.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption or sale of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).


                                    BROKERAGE

The Fund intends to place substantially all its securities transactions, including transactions involving options, through the Adviser in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to the Adviser (or any affiliate), even though such fees and commissions may actually be higher, are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Fund will not deal with the Adviser (or any affiliate) in any transaction in which the Adviser (or any affiliate) acts as principal, except in accordance with rules promulgated by the Securities and Exchange Commission.

The Adviser may utilize non-affiliated brokers, dealers or members of a securities exchange to execute portfolio transactions on behalf of the Fund and, like the Adviser, such firms may receive commissions for executing the Fund's securities transactions. In effecting the purchase or sale of portfolio securities from non-affiliated brokers, dealers or members of an exchange, the Adviser will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use brokerage and research services provided to it by brokers and dealers in servicing all its clients.

The Adviser currently manages separate accounts that employ investment strategies similar to those used by the Fund. At times, investment decisions may be made to purchase or sell the same security for the Fund and one or more of the other clients advised by the Adviser. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions will be allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price for such transaction. There may be circumstances in which such simultaneous transactions would be disadvantageous to the Fund with respect to price and availability of securities. In other cases, however, it is believed that transactions would be advantageous to the Fund.


                          SHARES OF BENEFICIAL INTEREST

There are no conversion or preemptive rights in connection with any shares of the Fund, nor are there cumulative voting rights. The Fund's shares have equal voting rights. As a shareholder, you receive one vote for each share of the Fund you own and each fractional share you own shall be entitled to a proportionate fractional vote. Each issued and outstanding share of the Fund is entitled to participate equally in dividends and distributions declared and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders will be liable for the obligations of the Fund only to the extent of their investment in the Fund.

All issued and outstanding shares of the Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Fund will not be evidenced by a certificate or certificates representing shares of the Fund.

The authorized capitalization of the Fund consists of an unlimited number of shares having a par value of $0.001 per share. The Trustees have authorized one series with one class of shares issued currently. The Trustees have authority, without necessity of a shareholder vote, to create any number of new series or classes of shares.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Trustee. Shareholders may remove a Trustee by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Special shareholder meetings may also be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract.


                           CALCULATION OF PERFORMANCE

Total Percentage Increase. Total percentage increase is calculated for the specified periods of time by assuming a hypothetical investment of $1,000 in the Fund's shares. Each dividend or other distribution is treated as having been reinvested at net asset value on the payment date. The percentage increases stated are the percent that an original investment would have increased during the applicable period.

Average Annual Total Return. The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                   [ERV]   1/n
                   Average Annual Total Return = ---------     - 1
                                                    [P]

Where:      ERV   = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

            P     = hypothetical initial payment of $1,000.

            n     = period covered by the computation, expressed in terms of years.

The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                [ERV - P]
                       Aggregate Total Return = ---------
                                                    P

Where:      ERV   = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

            P     = hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the payment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not indicative of future results and do not take into account Federal, state and local taxes, if any, that shareholders must pay on a current basis. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Comparing Performance. Performance information for the Fund may be compared, in reports and promotional literature, to indices including, but not limited to:
(i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) Lehman Brothers Corporate Bond Index; (iii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual Fund on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (v) products managed by a universe of money managers with similar performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


                              FINANCIAL STATEMENTS

Reports to Shareholders. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

                            KELMOORE STRATEGIC TRUST

                           PART C - OTHER INFORMATION

Item 23.          Exhibits:

         (a)      Agreement and Declaration of Trust -- filed herewith.

         (a)(1)   Certificate of Trust -- filed herewith.

         (b)      By-Laws -- filed herewith.

         (c) Instruments Defining Rights of Security Holders -- Not applicable.

         (d)      Investment Advisory Contract -- to be filed by Amendment.

         (e)      Distribution Agreement -- to be filed by Amendment.

         (f)      Bonus or Profit Sharing Contracts -- None.

         (g)      Custodian Agreement -- to be filed by Amendment.

         (h)      Other Material Contracts

                  a. Services Agreement to provide for Transfer Agency Services, Administration Services, Accounting Services and Custody Administration -- to be filed by Amendment.

         (i)      Legal Opinion -- to be filed by Amendment.

         (j) Consent of Independent Accountants -- to be filed by Amendment.

         (k)      Omitted Financial Statements -- None.

         (l)      Initial Capital Agreements -- to be filed by Amendment.

         (m)      Rule 12b-1 Plan -- to be filed by Amendment.

         (n)      Financial Data Schedule -- to be filed by Amendment.

         (o)      Rule 18f-3 Plan -- None.

Item 24.          Persons Controlled by or under Common Control with Registrant.
                  None

Item 25.          Indemnification.

                  The Agreement and Declaration of Trust (Article IV, Section 3) limits the liabilities of a Trustee to that of gross negligence and in the event a Trustee is sued for his or her activities concerning the Trust, the Trust will indemnify that Trustee to the fullest extent permitted by Section 3817 of Chapter 38 of Title 12 of the Delaware Code, except if a Trustee engages in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant intends to purchase Errors and Omissions insurance with Directors and Officers liability coverage.

Item 26.          Business and Other Connections of the Investment Adviser.
                  Kelmoore Investment Company, Inc. (the "Adviser"), is a registered investment adviser and broker-dealer incorporated on November 6, 1978. The Adviser is primarily engaged in the investment advisory business. The Fund is the only registered investment company to which the Adviser serves as investment adviser. Information as to the officers and directors of the Adviser is included in its Form ADV filed February 20, 1998 with the Securities and Exchange Commission (Registration Number 801-53123) and is incorporated herein by reference.

Item 27.          Principal Underwriters.

                  (a) The Adviser also serves as distributor of the shares of the Fund. The Adviser currently acts as principal underwriter for Kelmoore Covered Writing Fund, K2 LP, a California Limited Partnership. Ralph M. Kelmon, Jr. is considered to have a controlling interest of Kelmoore Investment Company, Inc. by virtue of his 25% ownership interest.

                  (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Kelmoore Investment Company, Inc.

                  Name and Principal        Positions and Offices         Positions and Offices
                  Business Address          with Underwriter              with Registrant
                  ----------------          ----------------              ---------------
                  Ralph M. Kelmon, Jr.*     Chairman of the Board,        None
                                            Chief Executive Officer,
                                            and Treasurer

                  Michael Romanchak*        Director and President        None

                  David R. Moore*           Director                      None

                  A. Duncan King*           Director                      None

                  Norman H. Moore, Jr.*     Secretary                     None

                  Cece G. Montgomery*       Chief Financial Officer       None

                  Matthew Kelmon*           Vice President of Trading     President

                  * All addresses are 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 unless otherwise indicated.

                  (c) Kelmoore Investment Company, Inc. is an affiliated person of the Registrant.

Item 28.          Location of Accounts and Records.

                  The accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser at 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303. Certain records, including records relating to Registrant's shareholders are maintained at the Trust's Administrator, Transfer Agent, and Fund Accounting Agent, First Data Investor Services Group, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Records relating to the physical possession of securities are maintained by the Trust's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286.

Item 29.          Management Services. Not Applicable.

Item 30.          Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and the State of California on this 21st day of December, 1998.

                                    KELMOORE STRATEGIC TRUST
                                    (Registrant)

                                    By: Matthew Kelmon, President*


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


   SIGNATURE                          TITLE                          DATE

Ralph M. Kelmon*                 Initial Trustee               December 21, 1998


Matthew Kelmon*               President and Principal          December 21, 1998
                                 Executive Officer

Matthew Kelmon*               Principal Financial and          December 21, 1998
                                Accounting Officer




By: Sandra L. Adams,
    as Attorney-in-Fact
    December 21, 1998

                            KELMOORE STRATEGIC TRUST

                            EXHIBIT INDEX TO PART "C"
                                       OF
                             REGISTRATION STATEMENT


Item No.                           Description
--------                           -----------

99(a)                              Agreement and Declaration of Trust

99(a)(1)                           Certificate of Trust

99(b)                              By-Laws